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                     OFFICE FACILITIES AND SERVICE CONTRACT

AGREEMENT  dated  for  reference  the  1st  day  of  February,  2001


BETWEEN: SENATE CAPITAL GROUP INC., a company incorporated under the laws of British Columbia

             (hereinafter  called  "Senate")

                                                          OF  THE  FIRST  PART

AND: CARLETON VENTURES CORP., a company incorporated under the laws of the State of Nevada

             (hereinafter  called  "Carleton")

                                                          OF  THE  SECOND  PART



WHEREAS Senate maintains an office with reception, secretarial services, accounting services, investor relations, office administration services including telephone and computer services at Suite 306 - 1140 Homer Street, Vancouver, B.C., V6B 2X6.

AND WHEREAS Carleton requires reception, secretarial services, accounting services, investor relations, office administration services including telephone and computer services and wishes Senate to provide same to Carleton;

NOW  THEREFORE  THE  PARTIES  HAVE  AGREED  and  do  hereby  agree  as  follows:

1. Senate hereby agrees to provide reception, secretarial services, accounting services, investor relations, office administration services including telephone and computer services to Carleton;

2. In consideration of Senate providing all the above mentioned services to Carleton, Carleton agrees to pay to Senate, $1000.00 U.S. per month payable on the 1st day of each month.

3. In addition to the above expense stated above, Carleton agrees to reimburse Senate for any expenses directly attributable to Carleton including, without limiting the generality of the foregoing, reception, secretarial services, accounting services, investor relations, telephone and computer services, photocopying charges, stationary, travel or printing expenses;

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4.   Carleton  shall  pay  any  directly  attributable expenses on receipt of an invoice  from  Senate;

5.   This  Agreement  shall  be  month  to  month  commencing  February 1, 2001.

6. No amendment or termination of this Agreement shall be valid unless it is in writing and executed by both parties;

7.   Time  shall  be  of  the  essence  of  this  Agreement.


IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.


SENATE CAPITAL GROUP INC.              )                    C/S
by  its  authorized  signatory         )
                                       )
   /s/ Dennis  L.  Higgs               )
------------------------------------   )
Signature  of  Authorized  Signatory   )
                                       )
------------------------------------   )
Name  of  Authorized  Signatory




CARLETON  VENTURES  CORP.              )                    C/S
by  its  authorized  signatory         )
                                       )
                                       )
  /s/ Aileen  Fehr                     )
------------------------------------   )
Signature  of  Authorized  Signatory   )
                                       )
                                       )
  /s/ Dennis  L.  Higgs                )
------------------------------------   )
Name  of  Authorized  Signatory